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1 Cautionary statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or class action litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the final prospectus filed pursuant to Rule 424(b)(4) of the Securities Act of 1933, as amended, filed with the U.S. Securities and Exchange Commission on June 10, 2016 (File No. 333-209940), could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted net sales, Adjusted EBITDA. Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, and Leverage ratio (net debt over Adjusted EBITDA on a trailing twelve month basis) to help us describe our operating and financial performance. Adjusted net sales, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted net sales, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income , Adjusted earnings per share and Leverage ratio, as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted net sales to net sales, Adjusted EBITDA to net income, Adjusted net income to net income, Adjusted earnings per share to earnings per share, and net debt over Adjusted EBITDA on a trailing twelve month basis. We have a 52- or 53-week fiscal year that ends on the last Friday in September. Fiscal 2015, 2014 and 2013 were 52-week fiscal years which ended on September 25, 2015, September 26, 2014 and September 27, 2013, respectively. Our next fiscal year will end on September 30, 2016, and will be a 53-week year. Our fiscal quarters end on the last Friday in December, March and June. Review of this Presentation should be done in conjunction with the Company’s most recent filings with the SEC, as the filings contain additional information and relevant definitions of the terms used herein. .

2 Who are we? Atkore is all around you Cable Tray, Wire Basket Tray & Cable Ladder Armored Cable, Luminary Cable & Fittings Metal Framing & Fittings Flexible Electrical Conduit and Liquidtight Flexible Metal Conduit & Fittings PVC Electrical Conduit & Fittings Metal Electrical Conduit & Fittings In-Line Galvanized Mechanical Tube

Leading Electrical Raceway and Mechanical Products & Solutions provider

- **#1 or #2** market positions in most of our products[1]
- **Offer must-stock products** to distribution and OEM customers via single integrated platform
- **Established reputation** as an **industry leader** in quality, availability, delivery, value and innovation
- Organized into two **complementary segments:** Electrical Raceway and Mechanical Products & Solutions ("MP&S")
- **U.S.-centric player** with **large addressable market** and close adjacent opportunities

LTM 6/2016 financials	
Adj. Net Sales	$1,496mm
Adj. EBITDA	$228mm
Adj. EBITDA Margin	15.2%

FY 2015 net sales



By reportable segment[2]
Mechanical Products & Solutions 35%
Electrical Raceway 65%
By end market
OEM 18%
Int'l 7%
Other 5%
U.S. Construction 70%

Addressable market opportunity[3]



Electrical Raceway
$78 Billion
U.S. electrical products market
$13 Billion
Electrical raceway market
$1B[4]
atkore
Mechanical Products & Solutions
$3.8 Billion
U.S. mechanical products & solutions market
$500M[4]
atkore

[1] Based on U.S. Adjusted net sales.
[2] Split based on FY 2015 Adjusted net sales.
[3] Management estimates based on market data and industry knowledge.
[4] Atkore management estimates based on U.S. Adjusted net sales relative to the estimated U.S. addressable market size.

atkore INTERNATIONAL

3

4 $67 $86 $107 $162 9.0% 8.9% 10.6% 16.7% 0.06 0.08 0.1 0.12 0.14 0.16 0.18 FY 2013 FY 2014 FY 2015 LTM 6/2016 Adjusted EBITDA ($mm) Adjusted EBITDA Margin PVC Electrical Conduit & Fittings 27% Armored Cable & Fittings 33% Other 8% Metal Electrical Conduit & Fittings 32% Atkore’s Electrical Raceway segment FY2015 net sales by product category Adjusted EBITDA evolution ($mm) Products that deploy, isolate and protect a structure’s electrical circuitry from the original power source to the final outlet ■ Must-stock products for over 12,000 U.S. electrical distributor branches ■ Range of solutions offers customers convenient and efficient purchasing ■ Unique ability to co-load and bundle Electrical Raceway products provides substantial competitive advantage ■ Industry leading quality, availability, delivery and innovation Core products and market positions Principal brands: Armored Cable PVC Conduit Steel Conduit #1 #1 #1 Flexible and Liquidtight Conduit Cable Tray, Cable Ladder & Fittings #3 #3 1 1 Other represents total Electrical Raceway net sales for FY2015 ($1,005mm) less Armored Cables & Fittings ($332mm), Metal Electrical Conduit & Fittings ($320mm) and PVC Electrical Conduit & Fittings ($270mm). FY2015 Net Sales: $1,005.6 mm

5 Metal Framing and Fittings 32% Mechanical Pipe 53% Other 15% ■ Comprehensive offering of metal framing and in-line galvanized tubular products ■ Offer critical combination of metal framing, value-added fittings and construction services to industrial and electrical distributors ■ ~60% of framing used to mount Electrical Raceway products ■ One of only two companies in the U.S. that manufacture and market in-line galvanized tubular products on a national basis ■ 90% of in-line galvanized tubular products are sold directly or indirectly to OEMs Atkore’s Mechanical Products & Solutions segment FY2015 Adjusted net sales by product category Adjusted EBITDA ($mm)1 Products and services that frame, support and secure component parts in a broad range of structures, equipment and systems in electrical, industrial and construction applications Core products and market positions Principal brands: Metal Framing & Related Fittings In-Line Galvanized Mechanical Tube #1 #2 TBU – Update LTM March Financials Historical financial performance $63 $60 $80 $91 11.8% 11.0% 14.6% 17.3% 0.08 0.1 0.12 0.14 0.16 0.18 0.2 FY 2013 FY 2014 FY 2015 LTM 6/2016 Adjusted EBITDA ($mm) Adjusted EBITDA Margin 1 1 Other represents total MP&S Adjusted net sales for FY2015 ($546mm) less Mechanical Pipe ($287mm) and Metal Framing and Fittings ($175mm). FY2015 Net sales $724.8 mm FY2015 Adjusted net sales $546.2 mm

6 Atkore’s significant transformation ■ Limited strategic vision ■ Little customer coordination ■ Underperforming leadership ■ No growth or M&A strategy 2011 2011 - 2015 Atkore strategy ■ Leading market positions/brands ■ Upgraded over 90% of leadership ■ Developed clear strategy ■ Implemented Atkore Business System (“ABS”) ■ Transformed portfolio (6 acquisitions, 4 divestitures and 4 closures) ■ Invested in new product development ■ Improved quality, delivery & service ■ Reduced fixed overhead ■ Drive growth − Market position expansion − New product innovation − M&A growth execution ■ Expand margin − Strategic and tactical pricing − Mix driven by innovation and pricing − Raw material and material usage savings − Manufacturing productivity savings − Volume leverage ■ Deliver cash flow − Strong cash flow from earnings − Limited CapEx requirements − Efficient Working Capital Management Electrical Raceway 44% MP&S 30% Divested Businesses 26% Proven track record Electrical Raceway 65% MP&S 35% Portfolio 20111 LTM 6/20162 Adjusted net sales ($mm) Adjusted EBITDA and margin 1 Based on net sales. 2 Based on Adjusted net sales. $1,250 $1,496 2011 LTM 6/2016 ’11 – ’16 LTM CAGR: 4.1% $74 $228 5.9% 15.2% 2011 LTM 6/2016 Adjusted EBITDA ($mm) Margin ’11 – ’16 LTM CAGR: 28.4%

7 The foundation for our improvement…. ■ Market Intelligence and analysis ■ Portfolio analysis ■ Business development ■ “Evergreen” strategy ■ Product management ■ Culture of innovation ■ Talent assessment and acquisition ■ Talent engagement and development ■ Aligned incentives and compensation ■ Resource deployment and allocation analysis ■ Lean production system ■ Lean transactional process excellence ■ Commercial excellence ■ Supply chain excellence Strategy Process People  Adjusted EBITDA margin increased over 900bps1  Defective parts per million down 34%2  Perfect order rate increased from 81% to 92%2 ABS driving performance 1 From FY 2011 to LTM 6/2016. 2 From FY 2011 to FY 2015.

8 Where are we going…. Continue… to drive growth with ABS Leverage... the Electrical Raceway portfolio Capitalize... on the markets we serve Expand... into high growth segments Innovate… with new product development Transform... with an active M&A process and pipeline

Financial overview

10 $112 $127 $164 $228 9% 8% 11% 15% FY2013 FY2014 FY2015 LTM 6/24/16 Adjusted EBITDA % Margin $740 $968 $1,006 $968 $538 $543 $546 $528 $1,277 $1,510 $1,551 $1,496 FY2013 FY2014 FY2015 LTM 6/24/2016 Electrical Raceway MP&S Proven growth with improving top line and strong conversion of sales into cash Adjusted net sales ($mm) Adjusted EBITDA ($mm) ’13 – ’16LTM CAGR: 29% ’13 – ’16LTM CAGR: 6% 1Gross profit margin calculated as % of net sales. $212 $227 $273 $346 14% 13% 16% 22% FY2013 FY2014 FY2015 LTM 6/24/16 Gross profit % Margin Gross profit ($mm) ’13 – ’16LTM CAGR: 19% 1 Strong earnings momentum driven by pricing excellence, lean daily management, and rigorous strategy deployment process from ABS

11 Strong Balance Sheet and Cash Flow 1Defined as total debt less cash and cash equivalents. 3.5x 2.8x 2.4x 2.2x LTM 9/25/2015 LTM 12/25/2015 LTM 3/25/2016 LTM 6/24/2016 Net Debt1 / Adjusted EBITDA $97 $102 $137 $208 87% 81% 84% 91% FY2013 FY2014 FY2015 LTM 6/24/16 Adjusted EBITDA less capex % of Adjusted EBITDA Adjusted EBITDA less CapEx ($mm) ’13 – ’16LTM CAGR: 32% Cash flow generation ■ CapEx ‒ Disciplined approach (~2% of Adjusted net sales1) ‒ Investments made to expand and update production capacity and to improve productivity of operations ■Working capital ‒ Across the board improvements Balance Sheet ■ No ABL Debt outstanding ‒ $245 million of availability ‒ Liquidity of $376 million ■Maturity of term loans not until 2021 ‒ Covenant lite ‒ Reduced second lien debt by $19 million in Q2 FY2016

Summary

13 Atkore’s key attributes – Strong company with growth upside Leading market positions and strong brands Superior customer value proposition with a compelling portfolio Significant scale providing barriers to entry Attractive growth strategy Strong platform for growth across attractive end-markets Incremental product innovation and M&A growth drivers Strong profitability and cash flow profile with future runway Team built to outperform

Appendix

3rd Quarter and Nine Month Financial Information

P&L and Cash Flow $mm	3rd Quarter FY2016	 FY2015	2016 H/(L) than 2015 $	 %	Q3 YTD FY2016	 FY2015	2016 H/(L) than 2015 $	 %	4th Quarter FY2015
Net Sales	$ 395.7	$ 432.4	$ (36.6)	(8.5%)	$ 1,107.1	$ 1,291.4	$ (184.2)	(14.3%)	$ 437.8
Cost of Sales	284.2	353.8	(69.6)	(19.7%)	831.8	1,089.6	(257.8)	(23.7%)	366.8
Gross Profit	111.5	78.5	33.0	42.0%	275.3	201.8	73.6	36.5%	71.0
% margin	*28.2%*	*18.2%*			*24.9%*	*15.6%*			*16.2%*
SG&A	64.4	45.7	18.7	40.9%	162.4	130.5	31.9	24.5%	55.3
% sales	*16.3%*	*10.6%*			*14.7%*	*10.1%*			*12.6%*
Intangibles Amortization Expense	5.6	5.2	0.3	6.0%	16.7	15.8	0.9	5.6%	6.3
Impairment	0.0	0.0	0.0	NA	0.0	0.0	0.0	NA	27.9
Interest Expense	10.2	11.2	(1.0)	(9.3%)	30.6	33.6	(3.0)	(8.9%)	11.2
Income Tax Expense	10.7	(2.7)	13.4	n/a	24.1	(0.2)	24.3	n/a	(2.7)
Net Income (Loss)	20.6	19.1	1.6	8.3%	43.2	22.1	21.1	95.6%	(27.1)
Adjusted EBITDA	67.2	46.7	20.5	44.0%	173.6	110.0	63.7	57.9%	54.0
% sales	*17.0%*	*10.8%*			*15.7%*	*8.5%*			*12.3%*
Capital Expenditures	4.5	8.0	(3.5)	(44.0%)	13.5	20.6	(7.1)	(34.3%)	6.3
Operating Cash Flow	$ 2.9	$ 30.2	$ (27.3)	(90.5%)	$ 85.0	$ 30.2	$ 54.8	181.3%	$ 110.9

Debt Metrics $mm	June FY2016	Sept FY2015	2016 H/(L) than 2015 $	 %
Total Debt	$ 631.5	$ 652.1	$ (20.6)	(3.2%)
Cash	131.1	80.6	50.5	62.7%
Net Debt	$ 500.4	$ 571.5	$ (71.1)	(12.4%)
LTM Leverage Ratio	2.2	3.4	(1.2)	(35.8%)
Interest Coverage	6.6	4.2	2.4	58.8%
First Lien Debt	412.7	416.9	(4.2)	(1.0%)
LTM First Lien Leverage Ratio	1.8	2.0	(0.2)	(10.1%)

15

16 Capitalization ($mm) 6/24/2016 Maturities Rate Cash and cash equivalents $131 ABL credit facility — Oct. 2018 L+1501 First lien term loan 411 Apr. 2021 L+3502 Second lien term loan 229 Oct. 2021 L+6752 Other debt - Apr. 2017 Various Gross debt $640 (Debt fees) (9) Total debt $631 LTM Adjusted EBITDA $228 LTM Adjusted EBITDA less CapEx $208 Leverage Total debt / Adjusted EBITDA 2.8x Net debt3 / Adjusted EBITDA 2.2x 1 Pricing subject to grid. 3 1% LIBOR floor. 3 Defined as total debt less cash and cash equivalents.

17 Fiscal year ended 3 months ended 9 months ended 12 months ended ($mm) Sept. 27, 2013 Sept. 26, 2014 Sept. 25, 2015 Jun 26, 2015 Sep 25, 2015 Jun 24, 2016 Jun 26, 2015 Jun 24, 2016 Jun 26, 2015 Jun 24, 2016 Net sales $1,476 $1,703 $1,729 $432 $438 $396 $1,291 $1,107 $1,746 $1,545 Impact of Fence and Sprinkler exit (199) (193) (179) (45) (41) - (137) (8) (185) (49) Adjusted net sales $1,277 $1,510 $1,551 $387 $396 $396 $1,154 $1,099 $1,560 $1,496 Adjusted net sales reconciliation a) Restructuring amounts represent exit or disposal costs including termination benefits and facility closure costs. Impairment amounts represent write- downs of goodwill, intangible assets and/or long-lived assets b) Represents pension costs in excess of cash funding for pension obligations in the period c) Represents stock-based compensation expenses related to options awards and restricted stock units d) Represents changes in our estimated exposure to ABF matters e) Represents amounts paid to CD&R and, until April 9, 2014, to Tyco. In connection with this offering, we expect to enter into a termination agreement with CD&R, pursuant to which the parties will agree to terminate this consulting fee f) Represents expenses associated with acquisition and divestiture-related activities g) Represents other items, such as lower of cost or market inventory adjustments and the impact of foreign exchange gains or losses related to our divestiture in Brazil h) Represents historical performance of Fence and Sprinkler and related operating costs A B C D E F G H a) Restructuring amounts represent exit or disposal costs including termination benefits and facility closure costs. Impairment amounts represent write- downs of goodwill, intangible assets and/or long-lived assets a) Includes items such as lower of cost or market inventory adjustments and the impact of foreign exchange gains or losses related to the Brazil divestiture Note: Numbers in each column may not sum to their respective reported Adjusted net sales figures due to rounding. Consolidated Atkore Fiscal year ended 3 months ended 9 months ended 12 months ended ($mm) Sept. 27, 2013 Sept. 26, 2014 Sept. 25, 2015 Jun 26, 2015 Sep 25, 2015 Jun 24, 2016 Jun 26, 2015 Jun 24, 2016 Jun 26, 2015 Jun 24, 2016 Net sales $737 $736 $725 $181 $184 $136 $541 $394 $736 $577 Impact of Fence and Sprinkler exit (199) (193) (179) (45) (41) - (137) (8) (185) (49) Adjusted net sales $538 $543 $546 $136 $142 $136 $404 $386 $551 $528 Mechanical Products & Solutions

18 Fiscal year ended 3 months ended 9 months ended 12 months ended ($mm) Sept. 30, 20111 Sept. 28, 2012 Sept. 27, 2013 Sept. 26, 2014 Sept. 25, 2015 Jun 26, 2015 Jun 24, 2016 Jun 26, 2015 Jun 24, 2016 Jun 26, 2015 Jun 24, 2016 Net income (loss) $(38.4) $2.0 $(61.2) $(73.9) $(5.0) $19.0 $20.6 $22.1 43.2 $(14.6) 16.2 Loss from discontinued operations, net of tax 5.6 5.1 42.7 - - - - - - - - Depreciation and amortization 12.2 38.6 48.4 58.7 59.5 14.3 13.3 43.3 40.1 58.3 56.2 (Gain) on extinguishment of debt - - - 43.7 - - - - (1.7) - (1.7) Interest expense, net 49.1 50.1 47.9 44.3 44.8 11.2 10.2 33.6 30.6 44.7 41.8 Income tax expense (benefit) (9.3) (3.3) (3.0) (32.9) (2.9) (2.7) 10.7 (0.2) 24.1 (17.4) 21.4 Restructuring and impairments 0.9 12.7 10.9 46.7 32.7 0.5 0.3 0.6 2.4 46.2 34.5 Net periodic pension benefit cost 1.6 2.9 3.4 1.4 0.6 0.1 0.1 0.4 0.3 0.8 0.5 Stock-based compensation 1.4 1.0 2.2 8.4 13.5 0.7 4.9 2.5 16.9 8.6 28.0 Consulting fee 6.0 6.0 6.0 4.9 3.5 0.9 13.7 2.6 15.4 3.5 16.3 Multi-employer pension withdrawal - - 7.3 - - - - - - - - Legal Settlements - - - - - - 1.3 - 1.3 - 1.3 Transaction costs 17.3 1.3 1.8 5.0 6.0 2.9 1.9 4.0 5.3 5.4 7.9 Other 33.5 11.5 9.1 15.5 14.1 3.2 (9.8) 6.0 (5.1) 13.0 2.3 Impact of Fence and Sprinkler (5.6) (3.2) (3.8) 5.0 (2.9) (3.4) - (4.9) 0.8 (1.2) 3.0 Adjusted EBITDA $74.3 $124.9 $111.6 $126.6 $164.0 $46.7 $67.2 $110.0 $173.6 $147.3 $227.6 Adjusted EBITDA reconciliation a) Restructuring amounts represent exit or disposal costs including termination benefits and facility closure costs. Impairment amounts represent write- downs of goodwill, intangible assets and/or long-lived assets b) Represents pension costs in excess of cash funding for pension obligations in the period c) Represents stock-based compensation expenses related to options awards and restricted stock units d) Represents changes in our estimated exposure to ABF matters e) Represents amounts paid to CD&R and, until April 9, 2014, to Tyco. In connection with this offering, we expect to enter into a termination agreement with CD&R, pursuant to which the parties will agree to terminate this consulting fee f) Represents expenses associated with acquisition and divestiture-related activities g) Represents other items, such as lower of cost or market inventory adjustments and the impact of foreign exchange gains or losses related to our divestiture in Brazil h) Represents historical performance of Fence and Sprinkler and related operating costs A B C D E F G A B C D E F G H a) Restructuring amounts represent exit or disposal costs including termination benefits and facility closure costs. Impairment amounts represent write- downs of goodwill, intangible assets and/or long-lived assets a) Includes items such as lower of cost or market inventory adjustments and the impact of foreign exchange gains or losses related to the Brazil divestiture H Confirm multi-employer pension for 6-month ended Mar 2015 and Mar 2016 - 1.2 and 3.4 in S-1 but 0 for full year ended 2015 and 2016 Note: Numbers in each column may not sum to their respective reported Adjusted EBITDA figures due to rounding. 1 Includes the predecessor period from September 25, 2010 through December 22, 2010 and the successor period from December 23. 2010 through September 30, 2011. I

19 3 months ended 12 months ended ($mm) Sept. 25, 2015 Dec. 25, 2015 Mar. 25, 2016 Dec 25, 2015 Mar. 25, 2016 Net (loss) income $(27.1) $8.6 $14.0 $6.4 $14.6 Loss from discontinued operations, net of tax - - - - - Depreciation and amortization 16.1 13.5 13.2 58.2 57.2 (Gain) on extinguishment of debt - - (1.7) - (1.7) Interest expense, net 11.2 9.9 10.6 43.8 42.8 Income tax expense (benefit) (2.7) 4.6 8.7 2.0 8.0 Restructuring and impairments 32.1 1.3 0.8 34.0 34.6 Net periodic pension benefit cost 0.1 0.1 0.1 0.5 0.5 Stock-based compensation 11.1 2.0 10.0 14.1 23.8 Consulting fee 0.9 0.9 0.9 3.5 (0.9) Multi-employer pension withdrawal - - - - 3.5 Legal Settlements - - - - - Transaction costs 2.0 0.7 2.8 6.2 8.3 Other 8.1 5.7 (1.1) 18.0 16.7 Impact of Fence and Sprinkler 2.2 0.8 - (1.9) (0.4) Adjusted EBITDA $54.0 $48.1 $58.4 $184.9 $207.1 Adjusted EBITDA reconciliation a) Restructuring amounts represent exit or disposal costs including termination benefits and facility closure costs. Impairment amounts represent write- downs of goodwill, intangible assets and/or long-lived assets b) Represents pension costs in excess of cash funding for pension obligations in the period c) Represents stock-based compensation expenses related to options awards and restricted stock units d) Represents changes in our estimated exposure to ABF matters e) Represents amounts paid to CD&R and, until April 9, 2014, to Tyco. In connection with this offering, we expect to enter into a termination agreement with CD&R, pursuant to which the parties will agree to terminate this consulting fee f) Represents expenses associated with acquisition and divestiture-related activities g) Represents other items, such as lower of cost or market inventory adjustments and the impact of foreign exchange gains or losses related to our divestiture in Brazil h) Represents historical performance of Fence and Sprinkler and related operating costs A B C D E F G A B C D E F G H a) Restructuring amounts represent exit or disposal costs including termination benefits and facility closure costs. Impairment amounts represent write- downs of goodwill, intangible assets and/or long-lived assets a) Includes items such as lower of cost or market inventory adjustments and the impact of foreign exchange gains or losses related to the Brazil divestiture H Confirm multi-employer pension for 6-month ended Mar 2015 and Mar 2016 - 1.2 and 3.4 in S-1 but 0 for full year ended 2015 and 2016 Note: Numbers in each column may not sum to their respective reported Adjusted EBITDA figures due to rounding. I

20 Adjusted EBITDA reconciliation (cont’d) a) Restructuring amounts represent exit or disposal costs including termination benefits and facility closure costs. Impairment amounts represent write-downs of goodwill, intangible assets and/or long-lived assets b) Represents pension costs in excess of cash funding for pension obligations in the period c) Represents stock-based compensation expenses related to options awards and restricted stock units a) Represents amounts paid to CD&R and, until April 9, 2014, to Tyco. a) Represents our proportional share of a multi-employer pension liability from which we withdrew in fiscal 2013 b) Represents gain/(loss) recognized in litigation settlements c) Represents expenses associated with acquisition and divestiture-related activities d) Represents other items, such as lower-of-cost-or-market inventory adjustments and the impact of foreign exchange gains or losses related to our divestiture in Brazil, and changes in our exposure to ABF matters e) Represents historical performance of Fence and Sprinkler and related operating costs A B C D E F G H I

21 Net debt / LTM Adjusted EBITDA reconciliation A B C D E F G H $mm Jun 24, 2016 Mar 25, 2016 Dec 25, 2015 Sep 25, 2015 Short-term debt and current maturities of long-term debt 1.3$ 1.9$ 2.5$ 2.9$ Long-Term Debt 630.2 630.4 649.2 649.3 Total Debt 631.5 632.3 651.7 652.2 Less cash and cash equivalents 131.1 134.5 127.2 80.6 Net Debt 500.4 497.8 524.5 571.6 LTM Adjusted EBITDA 227.6 207.1 184.9 163.9 Net debt/LTM Adjusted EBITDA 2.2 2.4 2.8 3.5